EXHIBIT 32.2

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
     PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of UCI Medical Affiliates, Inc. on Form 10-K for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Jerry F. Wells, Jr., CPA, Executive Vice President and Chief Financial Officer of UCI Medical Affiliates, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. The  above-listed  Form 10-K fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the above-listed Form 10-K fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: December 4, 2003     /s/ Jerry F. Wells, Jr., CPA
                           Jerry F. Wells, Jr., CPA
                           Executive Vice President and Chief Financial Officer